UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2026

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Bicycle Therapeutics plc (the “Company”) held its annual general meeting of shareholders (the “AGM”) on June 17, 2026. Each of the proposals set forth below were voted on and duly passed on a poll at the AGM. Detailed descriptions of these proposals and of the voting procedures applied at the AGM are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026.

There were 49,696,908 ordinary shares of the Company represented in person or by proxy at the AGM, constituting approximately 98.64% of the issued and outstanding ordinary shares on June 17, 2026. Proxy appointments which gave the Chairman of the meeting discretion have been included in the “For” total. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A., as depositary, and holders and beneficial owners of American Depositary Shares (“ADSs”) dated May 28, 2019, holders of ADSs who did not provide the depositary bank with voting instructions on or before the specified deadline were deemed to have instructed the depositary to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the AGM and the voting results below reflect that designation. A vote withheld/abstain is not a vote in law and is not counted in the calculation of votes for or against a resolution.

Ordinary Resolutions

Proposal 1 – To re-elect as a director Felix Baker

For	Against	Vote Withheld/Abstain
46,171,302	3,364,113	161,493

Proposal 2 – To re-elect as a director Hervé Hoppenot

For	Against	Vote Withheld/Abstain
49,284,459	250,669	161,780

Proposal 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement

For	Against	Vote Withheld/Abstain
48,748,743	785,032	163,133

Proposal 4 – To ratify the appointment of PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as the Company’s independent registered public accounting firm for the year ending December 31, 2026

For	Against	Vote Withheld/Abstain
49,445,128	232,627	19,153

Proposal 5 – To re-appoint PricewaterhouseCoopers LLP, a limited liability partnership organized under the laws of England, as the Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders

For	Against	Vote Withheld/Abstain
49,441,337	235,008	20,563

Proposal 6 – To authorize the Audit Committee of the Company’s Board of Directors to determine the Company’s U.K. statutory auditors’ remuneration for the year ending December 31, 2026

For	Against	Vote Withheld/Abstain
49,493,240	47,269	156,399

Proposal 7 – To receive and adopt the Company’s U.K. statutory annual accounts and reports for the year ended December 31, 2025.

For	Against	Vote Withheld/Abstain
49,138,590	553,781	4,537

Proposal 8 – To approve the directors’ remuneration report for the year ended December 31, 2025, which report is set forth in the Company’s definitive proxy statement (excluding the directors’ remuneration policy)

For	Against	Vote Withheld/Abstain
48,741,517	792,394	162,997

Proposal 9 – To approve the directors’ remuneration policy, which policy is set forth in the Company’s definitive proxy statement, and which will take effect immediately after the end of the AGM

For	Against	Vote Withheld/Abstain
48,238,031	1,293,722	165,155

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	BICYCLE THERAPEUTICS PLC

	By:	/s/ Travis Thompson
	Name:	Travis Thompson
	Title:	Chief Financial Officer